SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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FIRST ROBINSON FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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[FIRST ROBINSON FINANCIAL CORPORATION LETTERHEAD]

June 22, 2007

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of First Robinson Financial Corporation, I cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 9:00 a.m. on July 26, 2007 at the Company’s office located at 501 East Main Street, Robinson, Illinois.

An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of independent auditors for the fiscal year ending March 31, 2008. The Board of Directors unanimously recommends that you vote “FOR” all of the proposals.

In addition to the annual stockholder vote on corporate business items, the meeting will include management’s report to you on the First Robinson Financial Corporation’s 2007 financial and operating performance.

I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. You may vote in person at the meeting even if you have previously returned a proxy.

Thank you for your attention to this important matter.

Sincerely,

RICK L. CATT
President and Chief Executive Officer

First Robinson Financial Corporation
501 East Main Street
Robinson, Illinois 62454
(618) 544-8621

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on July 26, 2007

Notice is hereby given that the annual meeting of stockholders (the “Meeting”) of First Robinson Financial Corporation (the “Company”) will be held at the Company’s office located at 501 East Main Street, Robinson, Illinois at 9:00 a.m., Robinson, Illinois time, on July 26, 2007.

A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two (2) directors of the Company;

2.	The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2008;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on June 8, 2007 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

Please complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Rick L. Catt
President and Chief Executive Officer

Robinson, Illinois
June 22, 2007

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

First Robinson Financial Corporation
501 East Main Street
Robinson, Illinois 62454
(618) 544-8621

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To be held on July 26, 2007

This proxy statement is furnished in connection with the solicitation, on behalf of the Board of Directors of First Robinson Financial Corporation (the “Company”), the parent company of First Robinson Savings Bank, National Association (the “Bank”), of proxies to be used at the annual meeting of stockholders of the Company (the “Meeting”) which will be held at the Company’s office located at 501 East Main Street, Robinson, Illinois on July 26, 2007, at 9:00 a.m., Robinson, Illinois time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 22, 2007.

At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of BKD, LLP (“BKD”) as independent auditors for the Company for the fiscal year ending March 31, 2008.

Your Voting Rights

We have fixed the close of business on June 8, 2007 as the record date for the Meeting. Only stockholders of record of Company common stock on that date are entitled to notice of and to vote at the Meeting. You are entitled to one vote for each share of the Company’s common stock you own. On June 8, 2007, 485,708 shares of the Company’s common stock were outstanding and entitled to vote at the annual meeting.

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.” Both the election of directors and the ratification of auditors are considered “discretionary” items and, therefore, your broker may vote your shares without instructions from you.

We maintain an Employee Stock Ownership Plan (“ESOP”) which, as of June 8, 2007, owned approximately 13.5 percent of the Company’s outstanding common stock. We also maintain a 401(k) plan (the “401(k)”) which, as of June 8, 2008, owned approximately 5.4 percent of the Company’s outstanding common stock. We refer to the ESOP and the 401(k) in this proxy statement collectively as the “Plans.” Employees of the Company and the Bank participate in the Plans. First Bankers Trust Services, Inc. is the trustee of the Plans (“Trustee”). Each Plan participant instructs the Trustee how to vote the shares of the Company’s common stock allocated to his or her account(s) under the Plans. If a participant in one of the Plans properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant’s shares in accordance with the stockholder’s instructions. Where properly executed voting instruction cards are returned to the Trustee with no specific instruction as how to vote at the Meeting, the Trustee will vote the shares “FOR” the election of each of management’s director nominees and “FOR” the ratification of the appointment of BKD as independent auditors for the fiscal year ending March 31, 2008. In the event a participant in the Plans fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her accounts in the Plans, the Trustee shall vote such shares “FOR” each of management’s director nominees and “FOR” the ratification of the appointment of BKD. The Trustee will vote the shares of common stock held in the ESOP but not allocated to any participant’s account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Votes Required to Approve the Proposals

Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The two director nominees with the most affirmative votes will be elected to fill the two available director positions. If you vote “Withheld” with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

Ratification of the appointment of BKD as our independent auditors for the fiscal year ending March 31, 2008 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the Meeting. Stockholder abstentions on the proposal to ratify the appointment of BKD as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote. One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

The Board of Directors unanimously recommends that you vote “FOR” the election of each of management’s director nominees and “FOR” the proposal to ratify BKD as our independent auditors for the fiscal year ending March 31, 2008.

How to Vote

You may vote in person at the Meeting or by proxy. To ensure your representation at the Meeting, we recommend you vote as soon as possible by proxy even if you plan to attend the Meeting. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the Company’s common stock on June 8, 2007, the record date for voting at the Meeting. See “- How to Revoke Your Proxy and Change Your Vote” below.

Shares of the Company’s common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions. Where properly executed proxies are returned to the Company with no specific instruction as how to vote at the Meeting, the persons named in the proxy will vote the shares “FOR” the election of each of management’s director nominees and “FOR” the proposal to ratify the appointment of BKD as our independent auditors for the fiscal year ending March 31, 2008. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

How to Revoke Your Proxy and Change Your Vote

If you are a registered stockholder, you may revoke your proxy and change your vote at any time before your proxy is voted at the Meeting by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

Proxy Solicitation Costs

We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Certain Holders Thereof

The following table presents information regarding the beneficial ownership of the Company’s common stock as of June 8, 2007, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent (5%) of the outstanding common stock of the Company;

•	each director and director nominee of the Company;

•	each executive officer of the Company named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•	all of the executive officers and directors of the Company as a group.

The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners is 501 East Main Street, Robinson, Illinois 62454.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after June 8, 2007 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

	Common Shares Beneficially Owned
Beneficial Owner	Number (8)	Percent (%)
First Robinson Financial Corporation Employee Stock Ownership Plan (1)	65,515	13.5%
First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (2)	26,355	5.4
Rick L. Catt, President & Chief Executive Officer(3)	18,650	3.8
J. Douglas Goodwine, Director(4)	9,409	1.9
Robin E. Guyer, Director	1,817	*
Donald K, Inboden, Director(5)	15,514	3.2
Steven E. Neeley, Director (6)	41,067	8.5
Scott F. Pulliam, Director(7)	20,941	4.3
William K. Thomas, Director	19,319	3.9
Directors and executive officers of the Company and the Bank, as a group (11 persons) (9)	154,260	30.9

*	Indicates less than one percent (1%).

(1)
Represents shares held by the Employee Stock Ownership Plan (“ESOP”), 65,515 of which have been allocated to accounts of participants according to a Schedule 13G (Amendment No. 3) filed on February 8, 2007, by First Bankers Trust Services, Inc., the trustee of the ESOP, which may be deemed beneficially to own the shares held by the ESOP that have not been allocated to the participants.

(2)
Represents shares held by the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (“401(k)”) according to a Schedule 13G (Amendment No. 3) filed on February 8, 2007 by First Bankers Trust Services, Inc., the trustee of the 401(k).

(3)	Includes 92 shares as to which Mr. Catt has reported shared voting and dispositive power.

(4)	Includes 2,980 shares as to which Mr. Goodwine has reported shared voting and dispositive power.

(5)	Includes 900 shares as to which Mr. Inboden has reported shared voting and dispositive power.

(6)	Includes 40,500 shares as to which Mr. Neeley has reported shared voting and dispositive power.

(7)	Includes 1,466 shares as to which Mr. Pulliam has reported shared voting and dispositive power.

(8)
Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the June 8, 2007 voting record date, pursuant to the exercise of stock options, as follows:

Mr. Pulliam: 3,500 shares Mr. Thomas: 6,190 shares  Mr. Goodwine: 2,190 shares

(9)
Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Includes 13,380 shares of common stock that may be acquired currently or within 60 days of the June 8, 2007 voting record date pursuant to the exercise of stock options.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is presently composed of seven members, classified into three groups, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and qualified. Approximately one-third of the directors are elected annually.

The following table sets forth certain information regarding the composition of the Company’s Board of Directors, including their terms of office and the nominees for election as directors. The nominating committee has recommended and approved the nominees identified below. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting “FOR” the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

Name	Age(1)	Position(s) Held	Director Since(2)	Term to Expire

NOMINEES
Scott F. Pulliam William K. Thomas	50 62	Chairman of the Board Director	1985 1988	2010 2010

DIRECTORS CONTINUING IN OFFICE
Rick L. Catt Donald K. Inboden Steven E. Neeley J. Douglas Goodwine Robin E. Guyer	54 74 53 45 59	Director, President and Chief Executive Officer Director Director Director Director	1989 1990 2001 1993 2001	2008 2008 2008 2009 2009

(1)	At March 31, 2007.

(2)	Includes service as a director of the Bank.

The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Scott F. Pulliam. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

William K. Thomas. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

J. Douglas Goodwine. Mr. Goodwine is a funeral director and President of Goodwine Funeral Homes, Inc., positions he has held since 1986.

Robin E. Guyer. Since 1997, Mr. Guyer has served as the President of Bunker Hill Supply Co., an agricultural services company located in Hutsonville, Illinois.

Rick L. Catt. Mr. Catt is President and Chief Executive Officer of the Company and the Bank, positions he has held with the Company since its inception in March 1997 and with the Bank since 1989.

Donald K. Inboden. Mr. Inboden is the former owner of Inboden Seed Inc., a landscaping business located in Robinson, Illinois. He was employed at Marathon Oil Company from 1955 to 1982.

Steven E. Neeley. Mr. Neeley is the owner of Senco Construction, Inc., an industrial construction company located in Robinson, Illinois.

COMMUNICATING WITH OUR DIRECTORS

Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, pursuant to which any communication addressed to the Board at the Company’s offices at 501 East Main Street, Robinson, Illinois 62454, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board’s and shareholder’s needs. There currently is no screening process, and all shareholder communications that are received by officers for the Board’s attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

Board of Directors’ Meetings and Committees

Board and Committee Meetings of the Company. Meetings of the Company’s Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended March 31, 2007. During fiscal 2007, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees. The Company does not have a standing executive committee.

The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which is attached as Exhibit A to this proxy statement for the Company’s 2007 Annual Meeting. Each member of the Audit Committee is “independent” as such term is defined by applicable SEC and NASDAQ Marketplace rules. This committee, among other things, selects our independent auditors, determines the scope of the annual audits, determines fees to be paid to the auditors, oversees the entire audit function for the Company, both internal and independent, and overseas the Company’s accounting and internal control systems. The current members of this committee are Directors Pulliam, Neeley, Guyer, Inboden and Goodwine. In addition, the Board of Directors has determined that Mr. Pulliam qualifies as an “audit committee financial expert.” The Board has determined that Scott Pulliam, based upon his experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that he has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Board further determined that Mr. Pulliam is independent of management pursuant to applicable SEC rules and NASDAQ listing standards regarding the independence of board and audit committee members. All of the current members of the Audit Committee are non-employee directors who: (1) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 4200 of the NASDAQ Marketplace Rules; (2) have not participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years; and (3) are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. This committee met 5 times during fiscal year 2007.

Prior to June 15, 2004, the entire Board of Directors acted as the Nominating Committee to nominate candidates for membership on the Board of Directors. On June 15, 2004, the Board of Directors established a Nominating Committee, which, for any given year, is comprised of all non-employee directors who are not standing for re-election that year. For purposes of nominating the Director Nominee for the 2007 Annual Meeting, the Nominating Committee consisted of Directors Inboden, Neeley, Goodwine, and Guyer. This Nominating Committee met 1 time during the fiscal year ended March 31, 2007. The Nominating Committee acts pursuant to a written charter adopted by the Board of Directors on June 15, 2004, a copy of which is attached as Exhibit B to the Company’s proxy statement for the 2007 Annual Meeting.

The Nominating Committee is responsible generally for ensuring that the Board of Directors and its committees are appropriately constituted in order to conform with applicable legal requirements. Responsibilities of the Nominating Committee include selecting or recommending to the Board of Directors candidates for the Board of Directors and committee thereof. The Nominating Committee will consider candidates who are recommended by qualifying shareholders. For consideration, candidates must meet the criteria and qualifications specified by the Nominating Committee from time to time, including strength of character, mature judgment, career specialization, relevant technical skills, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and being eligible under standards established by the SEC or relevant law. These criteria apply to all nominees, whether recommended by a shareholder, management or search firm. Recommendations must be in writing and addressed to the Nominating Committee in care of the Company at 501 East Main Street, P.O. Box 8598, Robinson, Illinois 62454. Shareholder nominations must be submitted at least 120 days before the anniversary of the previous year’s annual meeting. The current members of the Nominating Committee, who are Donald K. Inboden, Steven E. Neeley, J. Douglas Goodwine and Robin E. Guyer are “independent” as such term is defined in applicable SEC and NASDAQ Marketplace rules.

While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company’s Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date provided, however, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed and such written nomination must contain certain information specified in the Company’s Bylaws.

The Compensation Committee establishes the Company’s compensation policies and reviews compensation matters. The current members of this committee are Directors Pulliam, Goodwine and Thomas. This committee did not meet during fiscal 2007. All members of our Compensation Committee are “independent” as the term is defined by applicable SEC and NASDAQ Marketplace rules.

Board and Committee Meetings of the Bank. The Bank’s Board of Directors meets at least monthly. During the fiscal year ended March 31, 2007 the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during fiscal 2007.

The Bank has standing Loan, Building, Nominating, Audit, Personnel and Investment/Asset-Liability Committees.

The Loan Committee is comprised of all directors. It meets on an as needed basis to review loan requests generally in excess of $250,000. This committee met 21 times during fiscal 2007.

The Building Committee is responsible for overseeing the Bank’s building, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Inboden and Neeley. This committee did not meet during fiscal 2007.

The entire Board of Directors acts as the Nominating Committee, to nominate individuals for election to the Bank’s Board of Directors. The committee met 1 time during fiscal 2007.

The Audit Committee, composed of Directors Pulliam, Neeley, Guyer, Inboden and Goodwine, reviews and receives audit findings from the Bank’s internal and external auditors. This committee met 11 times in fiscal 2007.

The Personnel Committee, composed of Directors Goodwine, Pulliam and Catt, reviews personnel evaluations and recommends salary adjustments to the entire Board of Directors. This committee met 11 times in fiscal 2007.

The Investment/Asset-Liability Committee, composed of Director Catt and Vice Presidents Jamie E. McReynolds, William D. Sandiford and W. E. Holt, and Assistant Vice President Stacie Ogle oversees the Bank’s risk management and liquidity/funds management position. They also review the purchases and sales of investments. This committee met 12 times in fiscal 2007.

The Company is incorporated in Delaware and has held its annual meetings in Illinois since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meeting with management and other investor relations activities. Last year’s annual meeting was attended by all directors. In view of the fact that shareholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct within the meaning of Item 406(b) of Regulation S-K, which is applicable to all employees and members of the Board of Directors, including the Company’s principal executive officer, principal financial officer, principal accounting officer and others performing similar functions. A copy of the Code of Ethics and Business Conduct may be obtained, without charge, from the Company by submitting a written request to “Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.” If we make substantive amendments to the Code of Ethics and Business Conduct or grant any waiver, including any implicit waiver of any provision of the code, we will timely disclose the nature of such amendment or waiver in a report on Form 8-K.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings with the SEC that might incorporate this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such Acts.

The Company’s Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended March 31, 2007. In addition, the Committee has discussed with BKD, the independent auditing firm for the Company, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

The Committee has also received the written disclosures from BKD required by Independence Standard No. 1, and have discussed with BKD its independence from the Company.

Based on the foregoing discussions and reviews, the Committee has recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007.

A copy of the amended and restated Audit Committee charter, which was adopted by the Board of Directors on June 15, 2004, is attached as Exhibit A to the Company’s proxy statement for the 2007 Annual Meeting.

Respectfully submitted,
The Audit Committee

Scott F. Pulliam
Donald K. Inboden
J. Douglas Goodwine
Robin E. Guyer
Steven E. Neeley

Director Compensation

The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by its directors during the last fiscal year.

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J. Douglas Goodwine	13,600	—	—	—	—	2,000	15,600
Robin E. Guyer	13,700	—	—	—	—	2,000	15,700
Donald K. Inboden	13,500	—	—	—	—	2,000	15,500
Steven E. Neeley	13,800	—	—	—	—	2,000	15,800
Scott F. Pulliam	14,700	—	—	—	—	2,000	16,700
William K. Thomas	12,400	—	—	—	—	2,000	14,400

Each non-employee director is paid a monthly fee of $1,000 for attendance at all regular, committee and special meetings of the Bank. The Chairman of the Board receives $1,075 per month and Director Thomas receives $900 per month, as he is not a member of the Audit Committee. If a regular meeting is missed by a director, $500 is deducted from the monthly fee. If a scheduled committee meeting is missed, $100 is deducted from the monthly fee. Employee directors receive a monthly fee of $500 for attendance at all regular meetings. Employee directors do not receive fees for participation on any committees. Each director, non-employee and employee, is also paid $225 monthly by the Company in addition to the fee paid by the Bank.

Executive Officers Who are not Directors

The business experience for at least the previous five years for the executive officers who do not serve as directors is set forth below.

Jamie E. McReynolds. Ms. McReynolds, age 43, currently serves as a Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank. She has been employed by the Bank in various capacities since 1986.

Leslie Trotter, III. Mr. Trotter, age 52, currently serves as a Vice President of the Bank. Mr. Trotter has been employed by the Bank since 1978.

W. E. Holt. Mr. Holt, age 60, currently serves as Vice President and Senior Loan Officer for the Bank, a position he has held since April 1998. From 1974 to March 1998, Mr. Holt was employed at a national bank in Oblong, Illinois. In the later years at the national bank, he served as a Cashier and a Senior Vice President. He also served on the board of a national bank from 1989 to 1998.

William D. Sandiford. Mr. Sandiford, age 49, currently serves as a Vice President of the Bank, a position he has held since 1995.

Executive Compensation

The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by the Company’s and the Bank’s Chief Executive Officer. No other executive officer of the Company had aggregate compensation (salary plus bonus) in excess of $100,000 for the fiscal year ended March 31, 2007.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Rick L. Catt, President and Chief Executive Officer	2007 2006 2005	114,012 110,138 107,138	355 355 2,310	- - -	- - -	- - -	- - -	31,383 19,363 20,696	(2) (3) (4)	145,750 129,856 130,144

(1)	Includes salary and board fees in the amount of $6,000.

(2)
Includes $4,224 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt’s Director Retirement Plan account and $1,070 in discretionary contributions pursuant to the Bank’s 401(k) Plan. This amount also represents the Company’s contributions to the ESOP on behalf of Mr. Catt. At March 31, 2007, the value of the shares of the Company’s common stock allocated to Mr. Catt under the ESOP was $14,516. Also included in this amount is $9,573 for the value related to the personal use of a vehicle purchased by the Company for Mr. Catt’s use.

(3)
Includes $5,221 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt’s Director Retirement Plan account and $1,034 in discretionary contributions pursuant to the Bank’s 401(k) Plan. This amount also represents the Company’s contributions to the ESOP on behalf of Mr. Catt. At March 31, 2006, the value of the shares of the Company’s common stock allocated to Mr. Catt under the ESOP was $11,108.

(4)
Includes $5,408 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt’s Director Retirement Plan account and $1,004 in discretionary contributions pursuant to the Bank’s 401(k) Plan. This amount also represents the Company’s contributions to the ESOP on behalf of Mr. Catt. At March 31, 2005, the value of the shares of the Company’s common stock allocated to Mr. Catt under the ESOP was $12,284.

The Company did not grant any stock options or stock appreciation rights to Mr. Catt in the fiscal year ended March 31, 2007.

The following table summarizes certain information relating to the value of options held by Mr. Catt at March 31, 2007. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on March 31, 2007, the last trading day in fiscal 2006, which was $34.50 per share, based on the closing price of the Company’s common stock as reported on the OTC Bulletin Board. Unexercisable options are those options which were not vested as of March 31, 2007.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AT MARCH 31, 2007
			Number of Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Rick L. Catt	—	—	—	—	—	—

Equity Compensation Plan Information

The following table contains information about our Common Stock that may be issued upon the exercise of options, warrants or rights under all of our equity compensation plans as of March 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities reflected in column (A)) (C)
Equity Compensation Plans Approved by Stockholders(1)	18,505	$17.25	13,583
Equity Compensation Plans Not Approved by Stockholders(2)	—	—	—
Total	18,505	$17.25	13,583

(1)	The Company’s stock option plan has a term of ten years and was approved by stockholders on July 29, 1998.

(2)	The Company has no equity compensation plans that were not approved by stockholders.

The following table summarizes certain information concerning unexercised options, stock that has not yet vested, and equity incentive plan awards for executive officers outstanding as of March 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Rick L. Catt	—	—	—	—	—	—	—	—	—
W.E. Holt	—	—	—	—	—	—	—	—	—
Leslie Trotter III	—	—	—	—	—	—	—	—	—
William Sandiford	—	—	—	—	—	—	—	—	—
Jamie McReynolds	3,500	—	—	$17.25	7/29/08	—	—	—	—

Report of the Compensation Committee of the Board of Directors

This report is submitted by the Compensation Committee, which is responsible for, among other things, establishing and overseeing the Company’s 1998 Stock Option Plan. The Compensation Committee currently is composed of Directors Pulliam, Goodwine and Thomas, none of whom are employees of the Company and each of whom qualify as an “independent director” as such term is defined in the rules and regulations of the NASDAQ Stock Market, Inc.

General Compensation Policy. The Company’s compensation policy for executive officers is designed to achieve the following objectives: (i) to reward executives consistent with the Company’s annual and long-term  performance goals; (ii) to recognize individual initiative, leadership and achievement; and (iii) to provide competitive compensation that will attract and retain qualified executives, all with a view to enhancing the profitability of the Company and increasing stockholder value.

Executive Officer Compensation. The executive officers of the Company are not compensated at the company level. Instead, they are compensated in their capacities as executive officers of the Bank. Decisions regarding their salaries are made by the Bank’s board of directors, based upon the recommendation of the Bank’s compensation committee.

Chief Executive Officer Compensation. Rick Catt, the Chief Executive Officer of the Company, does not receive a salary from the Company in his capacity as such. Instead, Mr. Catt receives a salary as the Chief Executive Officer of the Bank, which salary is approved by the Bank’s board of directions upon the recommendation of the compensation committee of the Bank.

Equity Compensation. Although executive salaries are determined at the Bank level, the Compensation Committee of the Company administers the Company’s equity compensation plans, including the making of grants thereunder.

Certain Tax Considerations. The Compensation Committee does not believe that Section 162(m) of the Internal Revenue Code, as amended, which generally disallows a tax deduction for compensation in excess of $1 million to any of the Company’s executive officers will have any effect on it for the fiscal year ended March 31, 2007. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Compensation Committee’s present intention that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation will be deductible for Federal income tax purposes.

Dated: June 5, 2007

The Compensation Committee

Scott F. Pulliam
J. Douglas Goodwine
William K. Thomas

Certain Transactions

The Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

All loans by the Bank to its directors and executive officers are subject to Office of the Comptroller of the Currency regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $2.9 million at March 31, 2007, which was 25.3% of the Bank’s equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 2007. All loans to directors and officers were performing in accordance with their terms at March 31, 2007.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors of the Company has appointed BKD, LLP (“BKD”) independent accountants, to be the Company’s auditors for the fiscal year ending March 31, 2007. Representatives of BKD are not expected to be present at the Meeting to respond to questions.

The fees billed for professional accounting services rendered by BKD for the fiscal year ended March 31, 2007 are as follows:

	Fiscal Year Ended
	March 31, 2007	March 31, 2006
Audit Fees	$42,000	$39,000
Audit Related Fees	—	—
Tax Fees	5,700	5,600
All Other Fees	—	—
Total Fees	$47,700	$44,600

In the above table, in accordance with the SEC definitions and rules, “audit fees” are fees billed to the Company for professional services for the audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-KSB and review of financial statements included in Quarterly Reports on Form 10-QSB; for the audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-related fees” are billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and internal control over financial reporting. “Tax fees” are fees for Federal and Local tax compliance, tax advice, and tax planning and advisory services.

The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining BKD’s independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee. All engagements of the auditors are approved in advance by the Audit Committee. At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year. Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee. Management periodically reports to the Audit Committee regarding the status of the services provided and the level of fees incurred in respect of each service. The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of BKD, LLP as the Company’s independent auditors for the year ending March 31, 2007.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 501 East Main Street, Robinson, Illinois 62454 no later than February 22, 2008. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 501 East Main Street, Robinson, Illinois 62454 by May 8, 2008; provided, however, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, the stockholder proposal must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. All stockholder proposals must also comply with the Company’s Certificate of Incorporation and Bylaws, and Delaware law.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s securities, to file with the SEC initial reports of ownership and reports of changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended March 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

ANNUAL REPORTS

A copy of the Form 10-KSB for the Company’s fiscal year ended March 31, 2007, as filed with the SEC, will be furnished without charge to stockholders as of the June 8, 2007 voting record date upon written request to Investor Relations, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Robinson, Illinois
June 22, 2007

Exhibit A

FIRST ROBINSON FINANCIAL CORPORATION

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

AMENDED AND RESTATED CHARTER
AS OF JUNE 15, 2004

The Audit Committee (the “Committee”) of the First Robinson Financial Corporation (the “Company”) Board of Directors (the “Board”) shall oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, and shall otherwise exercise oversight responsibility, and assist the Board in fulfilling its oversight functions, with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company. In so doing, it shall be the goal of the Committee to maintain free and open means of communication between the members of the Board, the Company’s independent public accountants who audit the Company’s financial statements (the “Public Accountants”) and the Company’s financial management. While it is not the Committee’s responsibility to certify the Company’s financial statements or to guarantee the auditor’s report, the Committee will facilitate discussions among the Board, the Public Accountants and the Company’s management.

COMPOSITION

The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be “independent,” as required by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirements. Each committee member shall also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. Though not necessarily an “audit committee financial expert” within the meaning of 17 C.F.R. § 228.401, at least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

The Committee will meet four times per year, or more frequently as circumstances require at the discretion of the Committee. The Chairman of the Committee will approve the agenda for each meeting in consultation with the Company’s internal auditor. Minutes of each meeting shall be recorded. In certain circumstances, the Chairman of the Committee may represent or act on behalf of the entire Committee. The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors and shall ensure that the full Board of Directors is fully informed of the Company’s accounting policies and related issues. Attendees at Committee meetings may generally include the Public Accountants, the Chief Financial Officer, financial management, and any other member(s) of management or others who may provide pertinent information. The Committee will:

Financial Information and Reports

(1)
Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

(2)	Review and discuss with management the Company’s year-end audited financial statements and related footnotes, and the opinion rendered by the Public Accountants prior to filing or distribution.

(3)
Discuss the results of the year-end audit separately with the Public Accountants and management prior to releasing year-end earnings in accordance with the quality of accounting policies and disclosures set forth in Statement on Auditing Standards No. 61.

(4)
Prepare any audit committee reports or other audit committee related disclosure, in filings with the Securities and Exchange Commission (the “SEC”) or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed, including a report to be included in the Company’s Annual Stockholders Meeting Proxy Statement stating whether the Committee has (i) reviewed and discussed the audited financial statement with management, (ii) discussed with the Public Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, (iii) received from the Public Accountants disclosures regarding their independence required by Independence Standards Board Standard No. 1 and (iv) discussed with the Public Accountants their independence. The Proxy Statement shall also contain a statement as to whether the Committee members are independent and that the Committee has adopted a charter.

(5)	Review significant financial reports to be released to the public, or filed with the SEC or other regulatory authority, prior to such distribution or filing.

(6)
Review with financial management and the Public Accountants the Company’s earnings releases prior to their dissemination and to the extent there are significant accounting matters in a quarter, discuss such matters with the Public Accountants.

(7)	Review with the Public Accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Public Accountants

(1)
Be directly responsible for the appointment, compensation, retention and oversight of the work of the Public Accountants, including resolution of disagreements between management and the Public Accountants regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Public Accountants shall report directly to the Audit Committee.

(2)
Pre-approve, and adopt such procedures for the pre-approval of, all audit services and permitted non-audit services to be provided to the Company by the Public Accountants, as required by Section 10A(i) of the Exchange Act and the SEC rules adopted thereunder. The Committee may delegate, subject to any rules or limitations it deems appropriate, to one or more designated members of the Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Committee for ratification at its next meeting.

(3)
Review the Public Accountant’s independence and objectivity at least once annually by (i) inquiring into matters such as all relationships between the Public Accountant and the Company and (ii) reviewing disclosures from the Public Accountant regarding their independence as required by Independence Standards Board Standard No. 1.

(4)
Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided. The Committee may discharge the Public Accountants when circumstances warrant.

(5)
On an annual basis, obtain and review a report from the Public Accountants concerning their internal quality control review of the firm, any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm and any steps taken to address such issues.

(6)	Review the experience and qualifications of the senior members of the Public Accountants’ team.

(7)	Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of the Securities Exchange Act of 1934.

(8)	Review and approve or veto the Company’s hiring of employees or former employees of the Public Accountants who participated in any capacity in the audits of the Company.

(9)
Following completion of the annual audit, review separately with the Company’s management and the Public Accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

Risk Management and Controls

(1)	Inquire of management and the Public Accountant about significant risks or exposures and assess the steps which management has taken to minimize such risks and monitor control of these areas.

(2)
Review with the Public Accountant and the Chief Financial Officer and financial management their findings on the adequacy and effectiveness of internal controls and financial control policies and procedures, including management’s controls and security procedures with respect to the Company’s information systems, and their recommendations for improving the internal control environment. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

(3)
Conduct private sessions with the Public Accountant, the Chief Financial Officer, financial management, and any other party or person so as to ensure that information is adequately flowing to the Committee.

(4)
Review with the Chief Financial Officer and financial management the annual audit plan, significant findings from specific audits and the coordination of audit coverages with the Public Accountant. The Public Accountants are required to inform the Audit Committee of any significant changes in the Public Accountant’s original audit plan.

(5)
Periodically review with the Company’s legal counsel any matters that could have a significant impact on the Company’s financial statements, such as compliance with laws and regulation, litigation, and inquiries received from governmental agencies and regulators.

(6)	Review and approve the appointment, replacement, reassignment, or dismissal of the Chief Financial Officer.

(7)
Review and monitor compliance with the Company’s Code of Ethics, which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Complaints

(1)	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

(2)	Establish procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

General

(1)	Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

(2)	Retain independent counsel, accountants, or others, as it determines necessary to carry out its duties and approve fees of such advisors.

(3)
Determine appropriate funding, which the Company shall provide, for payment of: (i) compensation to the Public Accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(4)	Discuss the Company’s policies with respect to risk assessment and risk management.

(5)	Investigate any other matter brought to its attention within the scope of its duties that it deems appropriate for investigation.

(6)	Perform an annual evaluation of the Committee.

(7)
Perform such other functions assigned by law, the Company’s charter or bylaws, and the Board of Directors, and as are provided by the SEC and the NASDAQ Stock Market, or of any securities exchange or market on which securities of the Company are listed.

(8)	The Committee will review and reassess the adequacy of the Committee Charter annually and recommend changes, if any, to the Board.

LIMITATIONS

While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company’s management is principally responsible for Company accounting policies, the preparation of the financial statements and insuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company’s independent accountants are responsible for auditing and attesting to the Company’s financial statements and understanding the Company’s system of internal control sufficient to plan and to determine the nature, timing and extent of audit procedures to be performed. The responsibility to plan and conduct audits is that of the Company’s independent accountants.

In its oversight capacity, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company’s financial statements and accounting practices. Nor is it the duty of the Committee to assure the Company’s compliance with laws and regulations. The primary responsibility for these matters also rests with the Company’s management. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

Exhibit B

FIRST ROBINSON FINANCIAL CORPORATION

NOMINATING COMMITTEE CHARTER

Adopted as of June 15, 2004

A.    Purpose

The purpose of the Nominating Committee (the “Committee”) of First Robinson Financial Corporation (the “Company”) is to (a) identify individuals qualified to become members of the Board of Directors (the “Board”), consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for each annual meeting of stockholders, (b) oversee the evaluation of the Board and management, (c) recommend to the Board the directors that shall serve on each committee of the Board, and (d) take such other actions within the scope of this Charter (this “Charter”) as the Committee deems necessary or appropriate.

B.    Composition and Term of Office

The Board shall designate annually three (3) or more of its members to constitute members of the Committee, each of whom shall serve for a term of one year. All members of the Committee shall be “independent,” as required by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirements. The Board will appoint the Chairperson of the Committee.

C.    Scope of Powers and Functions

The Committee shall have such powers and functions as may be assigned to it by the Board from time to time; however, such functions shall, at a minimum, include the following, as well as any functions as shall be required of nominating committees by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirement:

1.
The Committee shall review, at least annually, the size and structure of the Board to assure that the proper skills and experience are represented on the Board. The composition of the Board shall include a majority of “independent” directors as required by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirements.

2.
The Committee shall review and develop the Board’s criteria for selecting new directors. Criteria that will be used in connection with evaluating and selecting new directors will include factors relating to whether the director candidate would meet the definition of “independent” specified in applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirement, as well as strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. The Company’s policy is not to discriminate on the basis of race, gender or ethnicity and the Board is supportive of any qualified candidate who would also provide the Board with more diversity.

3.
The Committee shall consider candidates for election to the Board from any reasonable source, including stockholder recommendations, provided such nominees are recommended in accordance with the nominating procedures set forth in Company’s By-Laws. The Committee shall not evaluate candidates differently based on who has made the recommendation.

4.	The Committee shall evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board.

5.	The Committee shall recommend to the Board nominees to fill vacancies on the Board. The Committee shall also consider matters relating to the retirement of Board members.

6.	The Committee shall review potential conflicts of prospective Board members.

7.	The Committee shall aid in attracting and maintaining a list of persons who may be potential directors.

8.	The Committee shall review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

9.	The Committee shall make recommendations to the Board as to the qualifications of members of the Board’s committees, committee member appointment and removal, and committee reporting to the Board.

10.	The Committee shall take such steps as the Committee deems necessary or appropriate with respect to oversight and evaluation of the Board, management, and each Board committee.

11.
The Committee shall periodically review the compensation of the members of the Board for service as a director or member of any committee of the Board and make recommendations to the Board concerning the fixing of such compensation.

12.
The Committee shall have the authority, in fulfilling its responsibilities under this Charter, to obtain advice, reports or opinions from internal or external counsel and expert advisors, including director search firms and approve fees of such advisors.

13.	The Committee shall annually review and re-examine this Charter to make recommendations to the Board with respect to any proposed changes.

14.	The Committee shall perform such other functions which from time to time may be assigned by the Board of Directors.

D.    Meetings

The Committee shall meet at least once annually or more frequently, as circumstances dictate, upon the request of any member of the Committee and upon the notice provided for in the Company’s By-Laws. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.

E.    Reports and Minutes

The Committee shall report regularly to the Board (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the Committee may deem appropriate. The Committee shall maintain minutes and other records of meetings and activities of the Committee, as appropriate under Delaware law.

FORM OF PROXY

REVOCABLE PROXY
FIRST ROBINSON FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
JULY 26, 2007

The undersigned hereby appoints the members of the Board of Directors of First Robinson Financial Corporation (the “Company”), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders (the “Meeting”) to be held at the Company’s office located at 501 East Main Street, Robinson, Illinois, on July 26, 2007 at 9:00 a.m., and at any and all adjournments and postponements thereof.

I.	The election of the following nominees as directors for terms to expire in the year 2010:

SCOTT F. PULLIAM  WILLIAM K. THOMAS

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: TO VOTE FOR ALL NOMINEES MARK THE BOX “FOR” WITH AN “X.” TO WITHHOLD YOUR VOTE FOR ALL NOMINEES MARK THE BOX “WITHHOLD” WITH AN “X.” TO WITHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” WITH AN “X” AND WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.

II.	The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE AND “FOR” THE RATIFICATION OF THE AUDITORS.

Stockholder	Date

Co-Stockholder, if any	Date

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

FIRST ROBINSON FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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